MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     30-Sep-96
Reporting Month:  August

                                                         Interest    Interest    Principal
         Original        Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class    Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Class A1 $473,800,000.00 79.58%   $1,000.00    31-Aug-96  3.92173411  3.92173411 13.42841083 $371,659,798.01 0.78442338
Class A2  $75,912,000.00 12.75%   $1,000.00    31-Aug-96 12.50000000 12.50000000  0.00000000  $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%   $1,000.00    31-Aug-96  4.94733855  4.94733855  9.65770305  $24,834,761.41 0.94789166
Class A4   $6,000,000.00  1.01%   $1,000.00    31-Aug-96  5.50000000  5.50000000  0.00000000   $6,000,000.00 1.00000000

         $581,912,000.00                                                                     $478,406,559.42

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         30-Sep-96
Reporting Month       August

Reserve Funds and Subordination


                            Initial Coverage     Beginning Coverage   Adjustments Losses     Insured Balance Ending Coverage
Type
Pool Over Collateralization 2.26% $13,474,965.80 2.70% $13,474,965.80 $0.00       $3,257.17  $491,881,525.22 2.74% $13,474,965.80

Class                      Total Distribution
Surplus                            $324,322.64

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                19          $3,193,025             0.65%
60+ Days                 5          $1,508,734             0.31%
90+ Days                 8          $1,973,707             0.40%
Foreclosure              6          $1,171,996             0.24%
REO                      1             $99,957             0.02%

Totals                  39          $7,947,419             1.61%


Advances on Delinquencies                                       $61,126.07
Non-Recoverable Advances on Delinquencies                            $0.00



MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:     30-Sep-96
Report Date:      August

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $3,313,894.14            Interest Payments       $2,969,637.89
Principal                                     $6,615,412.87            Principal Payments      $6,615,412.87
Deposits From Reserve Fund                            $0.00            Surplus                   $324,322.64
Other Deposits                                        $0.00            MBIA Fee                      $19,933.61
                                                                       Discount Principal Reserve      $0.00

Total Deposit                                 $9,929,307.01            Total Withdrawals       $9,929,307.01

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     30-Sep-96
Reporting Month:  August

         Class
         Interest  Beginning       Interest       Interest     Principal     Total         Applied Ending
Class    Rate      Balance         Accrual        Payment      Payment       Distribution  Losses  Balance
Class A1  5.898440% $378,022,179.06 $1,858,117.62 $1,858,117.62 $6,362,381.05 $8,220,498.67 $0.00   $371,659,798.01
Class A2 15.000000%  $75,912,000.00   $948,900.00   $948,900.00         $0.00   $948,900.00 $0.00    $75,912,000.00
Class A3  6.200000%  $25,087,793.23   $129,620.27   $129,620.27   $253,031.82   $382,652.09 $0.00    $24,834,761.41
Class A4  6.600000%   $6,000,000.00    $33,000.00    $33,000.00         $0.00    $33,000.00 $0.00     $6,000,000.00

                    $485,021,972.29 $2,969,637.89 $2,969,637.89 $6,615,412.87 $9,585,050.76 $0.00   $478,406,559.42

Class    CUSIP       Priority    PrincipalType Interest Type
Class A1 589962AP4   Senior      Sequential    Floater
Class A2 589962AQ2   Senior      Sequential    Floater
Class A3 589962AR0   Senior      Sequential    Fixed
Class A4 589962AS8   Senior      Sequential    Fixed